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                                                                 Exhibit 10.1(f)

                                 AMENDMENT NO. 3
                                       TO
             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         This Amendment (this "AMENDMENT") dated as of May 6, 1999, among Republic Engineered Steels, Inc., a Delaware corporation (the "BORROWER"), Republic Technologies International Marketing, LLC, a Delaware limited liability company ("RTI"), BankBoston, N.A. ("BKB"), Bank of America National Trust and Savings Association (successor to BankAmerica Business Credit, Inc. and referred to herein as "B of A"), Congress Financial Corporation ("CONGRESS" and, together with BKB and B of A, the "Banks") and BKB as agent (the "AGENT") for the Banks amends the Second Amended and Restated Revolving Credit Agreement dated as of April 25, 1997, as amended by Amendment No. 1 dated as of August 20, 1997 and by Amendment No. 2 dated as of July 31, 1998 (as so amended, the "CREDIT AGREEMENT"), among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement. Terms not otherwise defined herein or in the Credit Agreement but which are defined in section 1 of this Amendment shall have the respective meanings in this Amendment assigned to such terms in section 1.

         WHEREAS, the Borrower has requested that the Agent and the Banks agree to amend the terms of the Credit Agreement in certain respects, and to waive certain terms of the Credit Agreement, in order to permit the Borrower to enter into a joint venture with Bar Technologies Inc., a Delaware corporation ("BARTECH") by forming RTI; and

         WHEREAS, the Agent and the Banks are willing to so amend and, where applicable, grant a waiver of, the terms of the Credit Agreement in such respects as hereinafter more fully set forth, upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.

         SECTION 1.1. NEW DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

                  "ACKNOWLEDGMENT AND CONSENT REGARDING MEMBERSHIP PLEDGE AGREEMENT. That Acknowledgment and Consent regarding Membership Pledge Agreement, dated on or prior to the Third Amendment Effective Date, among the Borrower, RTI, BarTech and the Agent, in form and substance satisfactory to the Banks and the Agent."

                  "ASSIGNED RTI ACCOUNT RECEIVABLE. Any Account Receivable of the Borrower that has been assigned or otherwise transferred to it by RTI."

                  "BARTECH. Bar Technologies Inc., a Delaware corporation."

                  "BARTECH LENDERS. The financial institutions from time party to the Credit Agreement, dated as of April 2, 1996, amended and restated as of April 25, 1996, and further amended and

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         restated as of September 5, 1997, among BarTech, B&L, The Chase
         Manhattan Bank as agent and as collateral agent, Chase Manhattan Bank Delaware as fronting bank and such financial institutions."

                  "BKB ACCOUNT. Account No. 53132381 maintained by the Borrower with BKB."

                  "B&L. Bliss & Laughlin Steel Company, an Illinois corporation and Subsidiary of BarTech."

                  "MEMBERSHIP PLEDGE AGREEMENT. That Membership Pledge Agreement, dated on or prior to the Third Amendment Effective Date, by the Borrower in favor of the Agent, in form and substance satisfactory to the Banks and the Agent, pursuant to which the Borrower pledges its membership interests in RTI to the Agent for the benefit of the Banks and the Agent."

                  "PETTY CASH ACCOUNTS. Account # 185010138286 with NBD Bank Indiana, Account # 183-8306-2 with National Bank of Maryland, Account # 0311008032 with First Savings Bank of Hegewisch, Account # 550-79213 with BankBoston, N.A. Connecticut, and any other depository bank account of the Borrower or RTI designated as such by the Agent."

                  "RTI. Republic Technologies International Marketing, LLC, a Delaware limited liability company formed pursuant to the RTI Agreement."

                  "RTI AGREEMENT The Limited Liability Company Agreement of Republic Technologies International Marketing, LLC, dated as of March 1, 1999, between BarTech and the Borrower, in the form delivered to the Banks and the Agent on or before the Third Amendment Effective Date."

                  "RTI GUARANTY. The Guaranty, dated on or prior to the Third Amendment Effective Date, made by RTI in favor of the Banks and the Agent pursuant to which RTI guaranties to the Banks and the Agent the payment and performance of the Obligations and in form and substance satisfactory to the Banks and the Agent."

                  "RTI SECURITY AGREEMENT. The Security Agreement dated on or prior to the Third Amendment Effective Date, between RTI and the Agent and in form and substance satisfactory to the Agent."

                  "SWEPT LOCKBOXES. Lockbox nos. 642462 and 641398 with PNC Bank, 78162, 77250 and 78147 with NBD Bank, N.A. and 21384 and 73673 with First Chicago NBD Bank, or any other lockboxes designated as such by the Agent and with respect to which lockbox agreements have been established in form and substance satisfactory to the Banks and the Agent."

                  "SWEPT ACCOUNTS. Those Blocked Accounts numbered #100183416 with Bank One, Akron, N.A., #02442953 with PNC Bank, #03572-93 with NBD Bank, N.A. and #54-90030 with First Chicago NBD Bank, or any other Blocked Accounts designated as such by the Agent and with respect to which Agency Agreements have been established in form and substance satisfactory to the Banks and the Agent."

                  "THIRD AMENDMENT. Amendment No. 3 hereto dated as of May 6, 1999, among the Borrower, RTI, the Agent and the Banks."

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                  "THIRD AMENDMENT EFFECTIVE DATE. The date on which the
         conditions to the effectiveness of the Third Amendment (such conditions being set forth in Section 12 thereof) shall have been satisfied."

         SECTION 1.2. AMENDMENTS TO EXISTING DEFINITIONS. The following definitions are hereby amended as follows:

         (a) The definition of "Applicable Margin" in the Credit Agreement is hereby amended and restated as follows:

                  "APPLICABLE MARGIN. The Applicable Margin for Base Rate Loans shall be 0.75%. The Applicable Margin for Eurodollar Rate Loans shall be 2.75%. The Applicable Margin for the Letter of Credit Fee shall be 2.75%."

         (b) The definition of "Collateral" is hereby amended by adding after the words "rights and interests of the Borrower" and "Investments of the Borrower" the words "and RTI". The definition of "Collateral" is hereby further amended by adding after the words "machinery and equipment" the words "of the Borrower".

         (c) The definition of "Eligible Accounts Receivable" is hereby amended as follows:

         (i) The definition of "Eligible Accounts Receivable" is hereby amended by inserting before the final comma at the end of clause (ii)(A) the following proviso:

         ", PROVIDED that, for the purposes of this definition, American Axle and Manufacturing, Inc. ("AMERICAN AXLE") shall not be considered an Affiliate of the Borrower during the period of twenty eight days following the Third Amendment Effective Date, nor shall it be considered an Affiliate of the Borrower at any time thereafter if an agreement is in effect at such time respecting the arms-length nature of the Borrower's Accounts Receivable with American Axle and respecting such other matters related to the Borrower's Accounts Receivable with American Axle as the Banks and the Agent shall reasonably require, such agreement to be in form and substance satisfactory to the Banks and the Agent"

         (ii) The definition of "Eligible Accounts Receivable" is hereby amended by adding to the end of clause (iii) thereof (but before the semi-colon at the end of such clause) the following text:

         "and, if such Account Receivable is an Assigned RTI Account Receivable, none of RTI, BarTech, or any of BarTech's Subsidiaries has reimbursed the Borrower for such Assigned RTI Account Receivable pursuant to the RTI Agreement".

         (iii) The definition of "Eligible Accounts Receivable" is hereby amended by adding the following text immediately before the final period of such definition:

         "PROVIDED that no Assigned RTI Account Receivable shall be an Eligible Account Receivable (A) unless the Agent shall have received a commercial finance examination satisfactory to the Agent with respect to RTI, BarTech and B&L (the Agent reserving the right to cause its examiners to conduct additional commercial finance examinations of RTI, BarTech or any of BarTech's Subsidiaries at any time and from time to time, and, if the Agent's examiners cannot complete such examination promptly or if the results of any such examination are in any respect unsatisfactory to the Agent, the Agent shall have the right to determine immediately that any Assigned RTI Accounts Receivable are not Eligible Accounts Receivable) and (B) until evidence

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         satisfactory to the Agent of the assignment of such Account Receivable to the Borrower has been provided to the Agent in the applicable Borrowing Base Report".


         (d) The definition of "Security Documents" is hereby amended by inserting the words "the RTI Security Agreement, the RTI Guaranty, the Membership Pledge Agreement, the Acknowledgement and Consent regarding Membership Pledge Agreement" after the words "The Security Agreement," therein.

         SECTION 2. AMENDMENT TO SECTION 3 OF THE CREDIT AGREEMENT. Section 3 of the Credit Agreement is hereby amended by adding the following new Sections 3.4 and 3.5 to the end thereof:

                  "3.4 AUTOMATIC REPAYMENTS OF REVOLVING CREDIT LOANS PRIOR TO EVENT OF DEFAULT.

                           "3.4.1 CREDIT FOR FUNDS TRANSFERRED FROM SWEPT
                  ACCOUNTS. Prior to the occurrence of an Event of Default as to which the account officers of the Agent active upon the Borrower's account have actual knowledge, (i) all funds and cash proceeds in the form of a wire transfer transferred to the Agent from the Swept Accounts as contemplated by section 8.13.2(c) shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by section 3.4.2, and
                  (ii) all funds and cash proceeds in the form of an automated clearing house transfer transferred to the Agent from the Swept Accounts as contemplated by section 8.13.2(c) shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by section 3.4.2. For purposes of the foregoing provisions of this section 3.4, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

                           3.4.2 APPLICATION OF AUTOMATIC PAYMENTS PRIOR TO EVENT OF DEFAULT.

                           (a) Prior to the occurrence of an Event of Default of
                  which the account officers of the Agent active on the Borrower's account have knowledge, all funds transferred to the Agent for application against the Obligations and for which the Borrower has received credits shall be applied to the Obligations as follows:

                                    (i) first, to pay amounts then due and
                           payable under this Credit Agreement, the Revolving Credit Notes and the other Loan Documents;

                                    (ii) second, to reduce Revolving Credit
                          Loans made by the Agent pursuant to section 2.8.2 and for which Settlement has not then been made;

                                    (iii) third, to reduce other Revolving
                           Credit Loans which are Base Rate Loans;


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                                    (iv) fourth, to reduce Revolving Credit
                           Loans which are Eurodollar Rate Loans; and

                                    (v) fifth, except as otherwise required by
                           section 4.2(b) and (c), to the BKB Account.

                           (b) All prepayments of Eurodollar Rate Loans prior to
                  the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with section 5.9.

                           (c) All prepayments of the Revolving Credit Loans
                  pursuant to this section 3.4.2 shall be allocated among the Banks making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all prepayments of the Revolving Credit Loans shall be applied in accordance with this section 3.4.2, first to outstanding Revolving Credit Loans of the Agent.

                  3.5 AUTOMATIC REPAYMENTS OF REVOLVING CREDIT LOANS AFTER EVENT OF DEFAULT. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, all funds transferred to the Agent from the Swept Accounts for which the Borrower has received credits shall be applied to the Obligations in accordance with section 13.4."

         SECTION 3. AMENDMENT TO SECTION 6 OF THE CREDIT AGREEMENT. Section 6 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

         "The Obligations shall also be guaranteed pursuant to the terms of the RTI Guaranty. The obligations of RTI under the RTI Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of RTI, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which RTI is a party."

         SECTION 4. AMENDMENTS TO SECTION 8 OF THE CREDIT AGREEMENT.

         (a) Section 8.2 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: "RTI will maintain its chief executive office in Akron, Ohio, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon RTI in respect of the Loan Documents to which RTI is a party may be given or made."

         (b) Section 8.4(i) of the Credit Agreement is hereby amended by inserting after the text "(B) so long as the Excess Availability is less than $35,000,000 or if an Event of Default shall have occurred and be continuing" the text "or upon the Agent's request".

         (c) Section 8.13.1 is hereby amended and restated as follows:

                  "SECTION 8.13.1. BANK ACCOUNTS. Each of the Borrower and RTI shall, and shall cause each of its Subsidiaries to, require all account debtors (including, without limitation, account debtors with respect to all Assigned RTI Accounts Receivable) to make payments to the Swept Lockboxes or Swept Accounts. The Borrower and RTI, as applicable, shall maintain lockbox

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         agreements with the Blocked Account Banks which maintain Swept
         Lockboxes, pursuant to which lockbox agreements all checks, drafts or other items or amounts in such Swept Lockboxes shall be deposited by such Blocked Account Bank in the Swept Accounts maintained by such Blocked Account Bank. Each of Borrower and RTI shall, and shall cause each of its Subsidiaries to, together with the employees, agents and other Persons acting on behalf of the Borrower, RTI or any such Subsidiary, receive and hold in trust for the Agent and the Banks all payments constituting proceeds of Accounts Receivable (including, without limitation, Assigned RTI Accounts Receivable) or other Collateral which, not withstanding the foregoing, come into their possession or under their control and, immediately upon receipt thereof, deposit such payments in the form received, with any appropriate endorsements, in one of the Swept Accounts."

         (d) Section 8.13.2(b) is hereby amended and restated as follows:

                  (b) The Borrower and RTI each expressly agrees that (i) following notice to the Blocked Account Banks (A) of the existence and continuance of a Default or an Event of Default (B) or that the Excess Availability is less than $35,000,000 the Agent may at anytime require that, from and after the date specified in such notice, all monies deposited in the Blocked Accounts be transferred on a daily basis to a cash concentration account with the Agent, which monies shall be credited against Obligations (or such monies shall be applied directly to pay down the Obligations without such monies being transferred first to such a cash concentration account) and (ii) in the event such transfer is required, upon the request of the Agent, the Borrower and RTI will take any steps necessary, to effect such transfer, including, without limitation, the execution and delivery of amendments to each of the Agency Agreements. From time to time, upon the Agent's reasonable request, the Borrower shall furnish to the Agent copies of all bank statements and other notices received by it with respect to the Blocked Accounts.

         (e) The following new section 8.13.2(c) is hereby added to the Credit Agreement :

                  "(c) The Borrower and RTI each expressly agree that, as of the Third Amendment Effective Date, all monies deposited in the Swept Accounts shall be applied on a daily basis to the Obligations, and the Borrower and RTI each shall take any steps reasonably deemed by the Agent to be necessary or advisable to effect such application, including, without limitation, the execution and delivery of lockbox agreements and amendments to each of the Agency Agreements. The Borrower and RTI further agree that, as of Third Amendment Effective Date and thereafter, (i) the Petty Cash Accounts shall contain, considered together and in the aggregate, no more than $20,000, (ii) there shall be no deposits into the Borrower's Account No. 361161864 with NBD Bank, N.A. other than from the BKB Account and (iii) there shall be no deposits into the Borrower's Account Nos. 00255666 and 00415896 with National Bank of Detroit - Dearborn other than from the Borrower's Account No. 361161864 with NBD Bank, N.A. The Banks and the Agent hereby agree that at such time the arrangements specified in this clause (c) are established to their satisfaction, all requirements in the Credit Agreement requiring any repayment of the Revolving Credit Loans pursuant to section 3.4 or section 3.5 or any request for a Revolving Credit Loan to be greater than a minimum amount or to be a multiple of any amount shall be waived."

         SECTION 5. AMENDMENT TO SECTION 9 OF CREDIT AGREEMENT.

         (a) section 9.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xiii), inserting "; and" and deleting the period at the end of clause (xiv) and inserting the following new subsection:


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                  (xv) any liens consisting of the sale or transfer of Assigned
         RTI Accounts Receivable to BarTech or B&L pursuant to the terms of the RTI Agreement after the applicable account debtor to whom steel products were shipped by BarTech or B&L (such shipment having given rise to such Assigned RTI Account Receivable) refused to accept delivery of such steel products or otherwise later rejected such steel products on the basis of the quality of such steel products or their failure otherwise to conform to such Person's purchase order, PROVIDED that BarTech or B&L, as applicable, has reimbursed the Borrower for such Assigned RTI Accounts Receivable in an amount equal to 99% of the principal amount of such Assigned RTI Accounts Receivable (together with interest thereon at the rate paid by the Borrower hereunder).

         (b) section 9.3 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (n), replacing the period at the end of subsection (o) with the text "; and" and inserting the following new subsection
(p):

                  "(p) Investments consisting of the purchase of Assigned RTI Accounts Receivable from RTI pursuant to the RTI Agreement and not otherwise prohibited by the Credit Agreement or any of the other Loan Documents and Investments consisting of the Borrower's ownership of Membership Interests in RTI, PROVIDED that nothing in this clause (p) shall be deemed to permit any other contribution, capital call or other payment to RTI made as a consequence of or in connection with the Borrower's ownership of such Membership Interests or otherwise."

         (c) Section 9.6 of the Credit Agreement is hereby amended by inserting the following at the end of such Section:

                  "This Section 9.6 shall not be deemed to prohibit the sale or transfer of Assigned RTI Accounts Receivable to BarTech or B&L pursuant to the terms of the RTI Agreement after the applicable account debtor to whom steel products were shipped by BarTech or B&L (such shipment having given rise to such Assigned RTI Account Receivable) refused to accept delivery of such steel products or otherwise later rejected such steel products on the basis of the quality of such steel products or their failure otherwise to conform to such Person's purchase order, PROVIDED that BarTech or B&L, as applicable, has reimbursed the Borrower for such Assigned RTI Accounts Receivable in an amount equal to 99% of the principal amount of such Assigned RTI Accounts Receivable (together with interest thereon at the rate paid by the Borrower hereunder).

         (d) Section 9 of the Credit Agreement is hereby amended by adding the following new section 9.16 and section 9.17 thereto:

                  "SECTION 9.16 RTI AGREEMENT. The Borrower shall not amend, restate or otherwise modify or waive any provisions of the RTI Agreement without the prior written consent of the Majority Banks and the Agent."

                  "SECTION 9.17 RTI SUBSIDIARIES AND EMPLOYEES. RTI shall have no Subsidiaries or employees."

         SECTION 6. AMENDMENT TO SECTION 13 OF THE CREDIT AGREEMENT. Section
13.1 of the Credit Agreement is hereby amended as follows:

         (a) by amending each of Sections 13.1(c), (d), (e), (k), (l), (n), or
(p) to include "or RTI" immediately after each reference to "the Borrower", "the Borrower or any Subsidiary", or "the Borrower or any of its Subsidiaries";

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         (b) by amending each of Sections 13.1(f), (g), (h), and (i) to include
"or RTI" immediately after each reference to "the Borrower or any of its Subsidiaries or Holdings" or "the Borrower or any Subsidiary of the Borrower or Holdings";

         (c) by amending Sections 13.1(r) and (s) by adding the words "or RTI" after the words "the Borrower or any of its Subsidiaries" and by replacing the text "the Borrower or such Subsidiary" with the text "the Borrower, such Subsidiary or RTI".

         SECTION 7. AMENDMENT TO SECTION 15.5.3 OF THE CREDIT AGREEMENT. The text "the provisions of section 14" in Section 15.5.3 of the Credit Agreement is hereby replaced with the text "the provisions of section 14 of the Credit Agreement or section 7 of the Guaranty".

         SECTION 8. AMENDMENT TO SECTION 20 OF THE CREDIT AGREEMENT. The word "and" at the end of clause (b) of the first sentence of Section 20 of the Credit Agreement is hereby deleted. The period at the end of clause (c) of the first sentence of Section 20 of the Credit Agreement is hereby replaced with a semicolon. The following new clause (d) is added to the Credit Agreement:

         "(d) if to RTI, at 3770 Embassy Parkway, Akron, OH 44333, or such other address for notice as RTI shall last have furnished in writing to the Person giving notice."

       SECTION 9. AMENDMENTS TO SECTION SECTION 7, 8, 9, 17, 18, 21, 25, AND 26 TO THE CREDIT AGREEMENT FOR THE PURPOSE OF INCLUDING RTI.

         It is hereby agreed that the preambles to Sections 7, 8 and 9 of the Credit Agreement are each amended by adding after the word "Borrower" in each place where such word appears in such preambles the words "and, where applicable, RTI".

         It is hereby further agreed that (A) when the term "Subsidiary" or "Subsidiaries" is used to refer to the Subsidiaries of the Borrower in Sections 7.1.1, 7.6, 7.7, 7.8, 7.9, 7.10, 7.12, 7.15, 7.18, 7.19, 7.20, 8.5.1, 8.5.2,
8.5.4, 15.4, 16, 17, 18, 19.2 or 26 of the Credit Agreement, such term in such Sections of the Credit Agreement shall also refer to and include RTI and (B) the term "Borrower" in Sections 7.1.2, 7.1.3, 7.2, 7.4.1, 7.13, 7.22, 8.3, 8.4(a),
(b), (c), (f), (g), (j), 8.6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.13.1, 8.13.2(a),
8.14(d), 8.15, 9.5, 9.6, 9.7, 9.9, 9.10, 9.13, 9.14, 21 or 25 of the Credit
Agreement shall refer to each of Republic Engineered Steels, Inc. and RTI such that each such representation, covenant and term applies with equal force to and is made by each of Republic Engineered Steels, Inc. and RTI, provided that

         (i) any reference to the Borrower or a Subsidiary as a "corporation," as "being incorporated," as having stockholders, or as having any other characteristic particular to corporations, shall, insofar as such reference includes RTI, be deemed to be a reference to RTI as a "limited liability company," "being organized," as having "members" or as having the equivalent characteristic particular to limited liability companies, as applicable;

         (ii) any representation that any action, event or fact does not have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole, shall be deemed to be a representation that such action, event or fact does not have a material adverse effect on either (i) the Borrower and its Subsidiaries (not including RTI), taken as a whole or (ii) the Borrower and its Subsidiaries and RTI, taken as a whole;

         (iii) any covenant that is conditioned upon any action, event or fact having or not having material adverse effect on the Borrower and its Subsidiaries, taken as a whole, shall be

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                  deemed to be a covenant that is conditioned upon such action, event or fact having or not having a material adverse effect on either (i) the Borrower and its Subsidiaries (not including
                  RTI), taken as a whole or (ii) the Borrower and its Subsidiaries and RTI, taken as a whole;

         (iv) any reference to the "Balance Sheet Date" shall be, insofar as such reference relates to RTI, be a reference to the Third Amendment Effective Date;

         (v) Section 7.15 shall not be deemed to prohibit the transactions entered into in connection with the RTI Agreement;

         (vi) notwithstanding the first sentence of section 8.6, RTI may be a limited liability company; and

         (vii) notwithstanding anything to the contrary in section 8.7(a), all proceeds of business interruption insurance of RTI shall be paid to the Agent.

         SECTION 10. AMENDMENT TO SCHEDULES TO CREDIT AGREEMENT.

         (a) SCHEDULE 1 to the Credit Agreement is hereby replaced with SCHEDULE 1 attached hereto. Each Bank's Commitment is hereby and thereby increased PRO RATA to the amounts set forth in SCHEDULE 1 attached hereto, and the Total Commitment is hereby and thereby increased from $115,000,000 to $135,000,000.

         (b) On December 31, 1999, if the Total Commitment is not less than or equal to $115,000,000 on such date, the Total Commitment shall be automatically reduced to $115,000,000. Simultaneously with such reduction of the Total Commitment, each Bank's Commitment shall be accordingly reduced on a PRO RATA basis and SCHEDULE 1 to the Credit Agreement shall be replaced with a new
SCHEDULE 1 reflecting such reductions.

         (c) SCHEDULES 7.19 and 7.20 to the Credit Agreement are hereby replaced with SCHEDULES 7.19 and 7.20 attached hereto.

         SECTION 11. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. Each of the Borrower and RTI hereby represents, warrants and covenants to the Agent and the Banks as follows:

         (a) Each of the representations and warranties of each of the Borrower and RTI contained in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

         (b) This Amendment has been duly authorized, executed and delivered by each of the Borrower and RTI and is in full force and effect; and

         (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of each of the Borrower and RTI, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         SECTION 12. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment, including the amendments and limited waivers and consents contained herein, shall be subject to the satisfaction of the following conditions:

         (a) This Amendment, the Membership Pledge Agreement, the RTI Agreement, the RTI Guaranty, the Acknowledgment and Consent regarding Membership Pledge Agreement and the RTI Security Agreement shall have been duly executed and delivered by the respective parties hereto and thereto and shall be in full force and effect.

         (b) The Banks and the Agent shall have reviewed the final terms of the RTI Agreement, and the RTI Agreement and all related documentation shall be in form and substance satisfactory to the Banks and the Agent.

         (c) The Agent shall have received from RTI a copy, certified by a duly authorized officer of RTI to be true and complete on the Third Amendment Effective Date, of each of (a) its certificate of formation as in effect on such date of certification, and (b) its limited liability company agreement as in effect on such date.

         (d) The Agent shall have received from RTI a certificate from the Secretary of State, or other appropriate authority of the jurisdiction of its organization, evidencing its good standing in such jurisdiction and in each other jurisdiction in which a failure to so qualify could have a material adverse effect on the business or financial condition of RTI.

         (e) All company and corporate action necessary for the valid execution, delivery and performance by the Borrower and/or RTI, as applicable, of the Amendment, the RTI Agreement and the other Loan Documents executed on the Third Amendment Effective Date to which such Person is a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent.

         (f) The Agent shall have received from RTI an incumbency certificate, dated as of the Third Amendment Effective Date, signed by a duly authorized officer of RTI, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of RTI, each of the Loan Documents to which it is a party and (b) to give notices and to take other action on its behalf under the Loan Documents.

         (g) The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral (including the Collateral owned by RTI). All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

         (h) The Agent shall have received from RTI a completed and fully executed Perfection Certificate and the results of UCC searches with respect to RTI, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

         (i) The Agent shall have received a certificate of insurance from an independent insurance broker dated as of the Third Amendment Effective Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained with respect to RTI in accordance with the Security Documents.

         (j) The Agent shall have received from the Borrower a Borrowing Base Report dated as of the Third Amendment Effective Date or such other date prior thereto reasonably near to the Third Amendment Effective Date satisfactory to the Banks and the Agent.

         (k) Each of the Banks and the Agent shall have received a favorable legal opinions addressed to the Banks and the Agent, dated as of the Third Amendment Effective Date.

         (l) There shall be no Default or Event of Default after giving effect to the RTI Agreement, this Amendment or any of the other Loan Documents executed and delivered simultaneously herewith.

         (m) The Borrower shall have paid to the Agent, for the PRO RATA benefit of the Banks, the "Amendment Fee" referred to in the Fee Letter, of even date herewith, among the Borrower, the Banks and the Agent.

         (n) The Agent shall have received a consolidated balance sheet of BarTech and each of BarTech's Subsidiaries as at December 31, 1998, and a consolidated statement of income of BarTech and each of BarTech's Subsidiaries for the fiscal year then ended, certified by the independent certified public accountants of BarTech. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of BarTech and each of BarTech's Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended.

         (o) The Agent shall have received evidence of the consent by BarTech, B&L and the BarTech Lenders of the assignment of the Assigned RTI Account Receivables to the Borrower and the security interest of the Agent in favor of the Banks and the Agent therein.

         (p) The Agent and the Majority Banks shall have received an executed Agency Agreements, substantially in the form of EXHIBIT I attached hereto, with each of the Blocked Account Banks that maintain Swept Accounts, and the Agent and the Majority Banks shall otherwise be satisfied with the cash management system of RTI and the Borrower.

         SECTION 13. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement, any other Loan Document or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 14. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Borrower or any right of the Agent or any Bank consequent thereon.

         SECTION 15. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

         SECTION 17. EXPENSES. The Borrower hereby agrees to pay to the Agent, on demand, all reasonable out of pocket expenses incurred or sustained by the Agent in connection with this Amendment (including reasonable legal fees and disbursements).

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                        REPUBLIC ENGINEERED
                           STEELS, INC.


                        By: /s/ John B. George
                           -------------------
                        Name: John B. George
                        Title: Vice President of Finance and Treasurer

                        REPUBLIC TECHNOLOGIES
                        INTERNATIONAL MARKETING, LCC

                                 By: /s/ Thomas N. Tyrrell

                                 REPUBLIC ENGINEERED
                                  STEELS, INC., as Member


                                 By: /s/ Joseph F. Lapinsky
                                    -----------------------
                                 Name: Joseph F. Lapinsky
                                 Title: President and Chief Operating Officer

                                 and

                                 BAR TECHNOLOGIES INC., as Member


                                 By: /s/ Thomas N. Tyrrell
                                    ----------------------
                                 Name: Thomas N. Tyrrell
                                 Title: Chief Executive Officer

                        BANKBOSTON, N.A.,
                        individually and as Agent


                        By: /s/ M. Isbaih
                           --------------
                        Name: Marwah Isbaih
                        Title:VP

                        BANK OF AMERICA NATIONAL TRUST AND
                        SAVINGS ASSOCIATION (successor to
                        BANKAMERICA BUSINESS CREDIT, INC.)


                        By:____________________________
                        Name:
                        Title:

                                       CONGRESS FINANCIAL
                                        CORPORATION


                                       By: /s/ Edward I. Shifman, Jr.
                                          ---------------------------
                                       Name: Edward I. Shifman, Jr.
                                       Title: Sr. Vice Pres.